Principal Exchange-Traded Funds

Supplement dated March 17, 2017
to the Statement of Additional Information dated November 1, 2016
(as supplemented on November 15, 2016, December 16, 2016, and January 30, 2017)

This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

CALCULATION OF NAV
Under the Calculation of NAV section, replace the first paragraph with the following:
Each Fund’s NAV is calculated each day the New York Stock Exchange (“NYSE”) is open, as of the close of business of the Exchange (normally 4:00 p.m. Eastern Time). The NAV of Fund shares is not determined in days the NYSE is closed (generally, New Year’s Day; Martin Luther King, Jr. Day; Washington’s Birthday/Presidents’ Day; Good Friday; Memorial Day; Independence Day’ Labor Day; Thanksgiving Day; and Christmas). The Funds will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE and will price its shares as of 4:00 p.m. Eastern Time, if the particular disruption directly affects only the NYSE. When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received in proper form.

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